Exhibit 4.1
WEATHERFORD INTERNATIONAL LTD.,
a Bermuda exempted company
as Issuer
WEATHERFORD INTERNATIONAL LTD.,
a Swiss joint-stock corporation
as Guarantor
WEATHERFORD INTERNATIONAL, INC.,
a Delaware corporation
as Guarantor
and
DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee
FOURTH SUPPLEMENTAL INDENTURE
Dated as of September 23, 2010
To
INDENTURE
Dated as of October 1, 2003
5.125% SENIOR NOTES DUE 2020
6.750% SENIOR NOTES DUE 2040

EXHIBIT

Exhibit A-1:	Form of 2020 Note
Exhibit A-2:	Form of 2040 Note
Exhibit B:	Form of Guarantee Notation

     FOURTH SUPPLEMENTAL INDENTURE dated as of September 23, 2010 (this “Fourth Supplemental Indenture”), among Weatherford International Ltd., a Bermuda exempted company (the “Company”), Weatherford International Ltd., a Swiss joint-stock corporation (“Weatherford Switzerland”), Weatherford International, Inc., a Delaware corporation (“Weatherford Delaware.”, and, together with Weatherford Switzerland, the “Guarantors”), and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee under the Indenture referred to below (in such capacity, the “Trustee”).
RECITALS OF THE COMPANY
     WHEREAS, the Company, Weatherford Delaware and the Trustee are parties to an Indenture dated as of October 1, 2003 (the “Original Indenture”) (the Original Indenture, as supplemented from time to time, including without limitation pursuant to the Third Supplemental Indenture dated as of February 26, 2009 (the “Third Supplemental Indenture”), among the Company, the Guarantors and the Trustee, and this Fourth Supplemental Indenture being referred to herein as the “Indenture”); and
     WHEREAS, under the Original Indenture as supplemented and amended by the Third Supplemental Indenture, a new series of Securities may at any time be established in accordance with the provisions of the Original Indenture as supplemented and amended by the Third Supplemental Indenture, and the terms of such series may be established by a supplemental indenture executed by the Company, the Guarantors and the Trustee; and
     WHEREAS, the Company and the Guarantors propose to create under the Indenture two new series of Securities, which will be guaranteed by the Guarantors pursuant to their Guarantees as set forth in Article Fourteen of the Original Indenture as supplemented and amended by the Third Supplemental Indenture (as made applicable to the Notes, defined herein, pursuant to this Fourth Supplemental Indenture); and
     WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee as provided in the Indenture, the valid and binding obligations of the Company, to make the Guarantees of such Notes by the Guarantors the valid and binding obligation of the Guarantors, and to make this Fourth Supplemental Indenture a valid and binding agreement in accordance with the Original Indenture, have been done or performed;
     NOW, THEREFORE, in consideration of the premises, agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, for the equal and proportionate benefit of all Holders of the Notes, as follows:
ARTICLE 1
Relation to Indenture; Definitions
     SECTION 1.01. Relation to Indenture.
     With respect to the Notes and the Guarantees thereof by the Guarantors, this Fourth Supplemental Indenture constitutes an integral part of the Indenture.
     SECTION 1.02. Definitions.
     For all purposes of this Fourth Supplemental Indenture, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Original Indenture as supplemented and amended by the Third Supplemental Indenture.
     SECTION 1.03. General References.
     All references in this Fourth Supplemental Indenture to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Fourth Supplemental Indenture; and the terms “herein”, “hereof”, “hereunder” and any other word of similar import refers to this Fourth Supplemental Indenture.

ARTICLE 2
The Series of Securities
     SECTION 2.01. The Form and Title of the Securities.
     There is hereby established two new series of Securities to be issued under the Indenture and to be designated as the Company’s 5.125% Senior Notes due 2020 (the “2020 Notes”) and the Company’s 6.750% Senior Notes due 2040 (the “2040 Notes” and together with the 2020 Notes, the “Notes”). The Notes shall be substantially in the forms attached as Exhibits A-1 and A-2 hereto, in each case, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Company may deem appropriate or as may be required or appropriate to comply with any applicable laws or with any rules made pursuant thereto or with the rules of any securities exchange or automated quotation system on which the Notes may be listed or traded, or to conform to general usage, or as may, consistently with the Indenture, be determined by the officers executing such Notes, as evidenced by their execution thereof.
     The Notes shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Original Indenture as supplemented and amended by the Third Supplemental Indenture and this Fourth Supplemental Indenture (including the forms of Note set forth as Exhibits A-1 and A-2 hereto (the terms of which are incorporated in and made a part of this Fourth Supplemental Indenture for all intents and purposes)).
     SECTION 2.02. Amount.
     The aggregate principal amount of the Notes which may be authenticated and delivered pursuant hereto is unlimited. The Trustee shall initially authenticate and deliver Notes for original issue in initial aggregate principal amounts of up to $800,000,000 of the 2020 Notes and up to $600,000,000 of the 2040 Notes upon delivery to the Trustee of a Company Order for the authentication and delivery of such Notes. The Company may, from time to time, without notice to or the consent of the Holders of the Notes, increase the principal amount of the Notes under the Indenture and issue such increased principal amount (or any portion thereof), in which case any additional Notes so issued will have the same form and terms (other than the date of issuance and, under certain circumstances, the date from which interest thereon will begin to accrue), and will carry the same right to receive accrued and unpaid interest, as the Notes previously issued, and such additional Notes will form a single series with the Notes previously issued.
     SECTION 2.03. Stated Maturity and Denominations.
     The Stated Maturity of the 2020 Notes shall be September 15, 2020 and the Stated Maturity of the 2040 Notes shall be September 15, 2040. The Notes are issuable only in registered form without coupons in denominations of U.S. $2,000 and any integral multiple of $1,000 in excess thereof.
     SECTION 2.04. Interest and Interest Rates.
     The rate or rates at which the Notes shall bear interest, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date, in each case, shall be as set forth in the form of applicable Note set forth as Exhibit A-1 or Exhibit A-2 hereto.
     SECTION 2.05. Place of Payment.
     As long as any Notes are outstanding, the Company shall maintain an office or agency in the Borough of Manhattan, The City of New York, where Notes may be presented for payment.

     SECTION 2.06. Optional Redemption.
     At its option, the Company may redeem either series of the Notes, in whole or in part, in principal amounts of $2,000 or an integral multiple of $1,000 in excess thereof, at any time or from time to time, at the applicable redemption price determined as set forth in the form of applicable Note attached hereto as Exhibits A-1 and A-2, in accordance with the terms set forth in the Note and in accordance with Article Eleven of the Original Indenture.
     SECTION 2.07. Unconditional Guarantees.
     Article Fourteen of the Original Indenture (as amended and supplemented by the Third Supplemental Indenture and this Fourth Supplemental Indenture) shall be applicable to the Notes, and accordingly, as more fully set forth in such Article Fourteen, the Guarantors, jointly and severally, fully, irrevocably, unconditionally and absolutely guarantee to the Holders of Notes and to the Trustee the due and punctual payment of the principal of, and premium, if any, and interest on the Notes, and all other Indenture Obligations, when and as the same shall become due and payable, whether at the Stated Maturity, upon redemption or by declaration of acceleration or otherwise.
     To further evidence the Guarantees of the Notes, the Guarantors hereby agree that a notation of such Guarantees in substantially in the form attached as Exhibit B hereto, in each case, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, shall be endorsed on each Note authenticated and delivered by the Trustee and executed by either manual or facsimile signature of an officer of each of the Guarantors. Each Guarantor hereby agrees that its Guarantee of the Notes shall remain in full force and effect notwithstanding any failure to endorse on any such Note a notation relating to the Guarantee thereof.
ARTICLE 3
Other Amendments to Indenture
     SECTION 3.01. Amendments to Indenture
     The amendments contained in this Section 3.01 shall apply to the Notes only and not to any other series of Securities issued under the Indenture. Such amendments shall be effective only for so long as there remain outstanding any Notes. The Indenture is hereby amended, subject to the preamble of this Section 3.01 and with respect to the Notes only, by amending and restating Sections 10.5 and 10.6 thereto as follows and by adding the following as new Sections 10.10 and 10.11 thereto:
Section 10.5. Limitation on Liens.
     Weatherford Switzerland will not, nor will it permit any Subsidiary to, create, assume, incur or suffer to exist any Lien upon any property, whether owned or leased on the date of this Fourth Supplemental Indenture or thereafter acquired, to secure any Debt of Weatherford Switzerland or any other Person (other than the Securities issued hereunder), without in any such case making effective provision whereby all of the Securities Outstanding hereunder shall be secured equally and ratably with, or prior to, such Debt so long as such Debt shall be so secured. This restriction shall not apply to:
     (1) Liens (i) existing on the date any Securities are issued under this Indenture or (ii) provided for under the terms of agreements existing on such date securing indebtedness existing on such date;
     (2) Liens on current assets to secure current liabilities;
     (3) Liens on property acquired, constructed, altered or improved by Weatherford Switzerland or any Subsidiary of Weatherford Switzerland after the date of this Indenture which are created or assumed contemporaneously with, or within one year after, such acquisition (or in the case of property constructed, altered or improved, after the completion and commencement of commercial operation of such property, whichever is later) to secure or provide for the payment of any part of the purchase price of such property or the cost of such construction, alteration or improvement, it being understood that if a commitment for such a financing is obtained prior to or within such one year period, the applicable Lien shall be deemed to be included in this clause (3) whether or not such Lien is created within such one year period; provided that in the case of any such construction, alteration or improvement the Lien shall not apply to any property theretofore owned by Weatherford Switzerland or any Subsidiary of Weatherford Switzerland, other than (i) the property so altered or improved and (ii) any theretofore unimproved real property on which the property so constructed or altered, or the improvement, is located;
     (4) Liens on any property existing at the time of acquisition thereof (including Liens on any property acquired from or held by a Person which is consolidated or amalgamated with or merged with or into Weatherford Switzerland or a Subsidiary of Weatherford Switzerland) and Liens outstanding at the time any Person becomes a Subsidiary of Weatherford Switzerland that are not incurred in connection with such entity becoming a Subsidiary of Weatherford Switzerland;
     (5) Liens in favor of Weatherford Switzerland or any Subsidiary of Weatherford Switzerland;
     (6) Liens on any property (i) in favor of the United States, any State thereof, any foreign country or any department, agency, instrumentality or political subdivision of any such jurisdiction, to secure partial, progress, advance or other payments pursuant to any contract or statute, (ii) securing any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing, installing or improving the property subject to such Liens, including, without limitation, Liens to secure Debt of the pollution control or industrial revenue bond type, or (iii) securing indebtedness issued or guaranteed by the United States, any State thereof, any foreign country, or any department, agency, instrumentality or political subdivision of any such jurisdiction;
     (7) Permitted Liens; and
     (8) any extension, renewal, or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in any of the foregoing clauses (1), (2), (3), (4), (5), and (6); provided, however, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, together with the reasonable costs related to such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the Lien so extended, renewed or replaced (plus improvements on such property).
Notwithstanding the foregoing provisions of this Section 10.5, Weatherford Switzerland and any Subsidiary of Weatherford Switzerland may issue, assume or guarantee secured Debt, which would otherwise be subject to the foregoing restrictions, in an aggregate amount which, together with all other such secured Debt and together with the aggregate amount of Attributable Indebtedness of Weatherford Switzerland and its Subsidiaries deemed to be outstanding in respect of all Sale-Leaseback Transactions (excluding any such Sale-Leaseback Transactions the proceeds of which have been applied in accordance with clauses (a), (b) or (c) of Section 10.6) does not exceed 15% of Consolidated Net Worth, as shown on a consolidated balance sheet, as of a date not more than 150 days prior to the proposed transaction, prepared by Weatherford Switzerland in accordance with generally accepted accounting principles.
For purposes of this Section 10.5 and for Section 10.6 only, “Subsidiary” means (i) a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by Weatherford Switzerland or by one or more other Subsidiaries of Weatherford Switzerland, or by Weatherford Switzerland and one or more other Subsidiaries of Weatherford Switzerland or (ii) any partnership or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned. For the purposes of this definition, “voting stock” means capital stock or equity interests which ordinarily have voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     Section 10.6. Restriction of Sale-Leaseback Transactions.
     Weatherford Switzerland shall not, and shall not permit any Subsidiary of Weatherford Switzerland to, enter into any Sale-Leaseback Transaction with any Person (other than Weatherford Switzerland or a Subsidiary of Weatherford Switzerland) unless:
     (a) at the time of entering into such Sale-Leaseback Transaction, Weatherford Switzerland or such Subsidiary of Weatherford Switzerland would be entitled to incur Debt, in a principal amount equal to the Attributable Indebtedness with respect to such Sale-Leaseback Transaction, secured by a Lien on the property subject to such Sale-Leaseback Transaction, pursuant to Section 10.5 without equally and ratably securing the Securities pursuant to such Section;
     (b) after the Issue Date and within a period commencing six months prior to the consummation of such Sale-Leaseback Transaction and ending six months after the consummation thereof, Weatherford Switzerland or such Subsidiary of Weatherford Switzerland shall have expended for property used or to be used in the ordinary course of business of Weatherford Switzerland or such Subsidiary of Weatherford Switzerland (including amounts expended for additions, expansions, alterations, repairs and improvements thereto) an amount equal to all or a portion of the net proceeds of such Sale-Leaseback Transaction, and Weatherford Switzerland shall have elected to designate such amount as a credit against such Sale-Leaseback Transaction (with any such amount not being so designated to be applied as set forth in clause (c) below; or
     (c) during the 12-month period after the effective date of such Sale-Leaseback Transaction, Weatherford Switzerland shall have applied to the voluntary defeasance or retirement of Securities or any pari passu indebtedness of Weatherford Switzerland an amount equal to the net proceeds of the sale or transfer of the real or personal property leased in such Sale-Leaseback Transaction, which amount shall not be less than the fair value of such property at the time of entering into such Sale-Leaseback Transaction (adjusted to reflect the remaining term of the lease and any amount expended by Weatherford Switzerland as set forth in clause (b) above), less an amount equal to the principal amount of Securities and pari passu indebtedness voluntarily defeased or retired by Weatherford Switzerland within such 12-month period and not designated as a credit against any other Sale-Leaseback Transaction entered into by Weatherford Switzerland or any Subsidiary of Weatherford Switzerland during such period.
     Section 10.10 Change of Control Repurchase at the Option of Holders
     (a) Upon the occurrence of a Change of Control Triggering Event, Holders of Securities will have the right to require the Company to make an offer (the “Change of Control Offer”) to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of their Securities at a purchase price in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Company will mail a notice to each Holder of Securities describing the transaction or transactions that constitute the Change of Control Triggering Event and stating:
(1) that the Change of Control Offer is being made pursuant to this Section 10.10 and that all Securities tendered will be accepted for payment;
(2) the purchase price and the purchase date, which shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”);
(3) that any Securities not tendered will continue to accrue interest;
(4) that, unless the Company defaults in the payment of the Change of Control Payment, all Securities accepted for payment pursuant to the Change of Control Offer will cease to accrue interest after the Change of Control Payment Date;

(5) that Holders electing to have any Securities repurchased pursuant to a Change of Control Offer will be required to surrender the Securities, with the form entitled “Option of Holder to Elect Purchase” attached to the Securities completed, or transfer by book-entry transfer, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;
(6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile, transmission or letter setting forth the name of the Holder, the principal amount of Securities delivered for purchase, and a statement that such Holder is withdrawing his election to have the Securities purchased; and
(7) that Holders whose Securities are being purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered, which unpurchased portion must be equal to $2,000 in principal amount or in any integral multiple of $1,000 in excess thereof.
     The Company will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 10.10 (or compliance with this Section 10.10 would constitute a violation of any such laws or regulations), the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 10.10 by virtue of such conflicts.
     (b) On or before the Change of Control Payment Date, the Company will be required, to the extent lawful, to:
(1) accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer;
(2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and
(3) deliver or cause to be delivered to the Trustee the Securities properly accepted.
     The Paying Agent will promptly (but in any case not later than five days after the Change of Control Payment Date) mail to each Holder of Securities properly tendered the Change of Control Payment for such Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.
     If Holders of not less than 95% in aggregate principal amount of a series of outstanding Securities validly tender and do not withdraw such Securities in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company as described below, purchases all of such Securities validly tendered and not withdrawn by such Holders, the Company will have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem such Securities that remain outstanding following such purchase at a redemption price in cash equal to the applicable Change of Control Payment plus, to the extent not included in the Change of Control Payment, accrued and unpaid interest, if any, to the date of redemption.
     (d) Notwithstanding anything to the contrary in this Section 10.10, the Company will not be required to make a Change of Control Offer with respect to a series of Securities upon a Change of Control Triggering Event if

(1) a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 10.10 and purchases all Securities properly tendered and not withdrawn under the Change of Control Offer, or (2) notice of redemption has been given pursuant to Section 11.4 with respect to a redemption of all such Securities then outstanding pursuant to Article Eleven, unless and until there is a default in payment of the applicable redemption price.
     (e) For purposes of this Section 10.10, the following definitions shall be applicable:
(1) “Below Investment Grade Rating Event” means, with respect to a series of Securities, the Securities are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by either of the Rating Agencies).
(2) “Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger, amalgamation, consolidation, plan or scheme of arrangement, exchange offer, business combination or similar transaction of the Weatherford Parent Company), in one or a series of related transactions, of all or substantially all of the properties or assets of the Weatherford Parent Company and its Subsidiaries taken as a whole to any person (as such term is used in Section 13(d) of the Exchange Act) other than the Weatherford Parent Company or one of its Subsidiaries or a Person controlled by the Weatherford Parent Company or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger, amalgamation, consolidation, plan or scheme of arrangement, exchange offer, business combination or similar transaction) the result of which is that any person (as such term is used in Section 13(d) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of the Weatherford Parent Company’s voting shares (excluding a Redomestication of the Weatherford Parent Company); or (3) the first day on which a majority of the members of the Weatherford Parent Company’s Board of Directors are not Continuing Directors.
(3) “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
(4) “Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Weatherford Parent Company who (1) was a member of such Board of Directors on the date of the issuance of the Securities; or (2) was nominated for election or appointed or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination, appointment or election (either by a specific vote or by approval of the Weatherford Parent Company’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).
(5) “Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent under any successor ratings categories of Moody’s) by Moody’s and BBB- (or the equivalent under any successor ratings categories of S&P) by S&P.
(6) “Moody’s” means Moody’s Investors Service, Inc.
(7) “Rating Agencies” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Weatherford Parent Company’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Weatherford Parent Company (as certified by a resolution of the Weatherford Parent Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

(8) “Redomestication” means:
(a) any amalgamation, merger, plan or scheme of arrangement, exchange offer, business combination, reincorporation, reorganization, consolidation or similar action of the Weatherford Parent Company with or into any other person (as such term is used in Section 13(d) of the Exchange Act), or of any other person (as such term is used in Section 13(d) of the Exchange Act) with or into the Weatherford Parent Company, or the sale, distribution or other disposition (other than by lease) of all or substantially all of the properties or assets of the Weatherford Parent Company and its Subsidiaries taken as a whole to any other person (as such term is used in Section 13(d) of the Exchange Act),
(b) any continuation, discontinuation, domestication, redomestication, amalgamation, merger, plan or scheme of arrangement, exchange offer, business combination, reincorporation, reorganization, conversion, consolidation or similar action with respect to the Weatherford Parent Company pursuant to the law of the jurisdiction of its organization and of any other jurisdiction, or
(c) the formation of a Person that becomes, as part of the transaction or series of related transactions, the direct or indirect owner of substantially all of the voting shares of the Weatherford Parent Company (the “New Parent”), if as a result thereof
(x) in the case of any action specified in clause (a), the entity that is the surviving, resulting or continuing Person in such amalgamation, merger, plan or scheme of arrangement, exchange offer, business combination, reincorporation, reorganization, consolidation or similar action, or the transferee in such sale, distribution or other disposition,
(y) in the case of any action specified in clause (b), the entity that constituted the Weatherford Parent Company immediately prior thereto (but disregarding for this purpose any change in its jurisdiction of organization), or
(z) in the case of any action specified in clause (c), the New Parent
(in any such case, the “Surviving Person”) is a corporation or other entity, validly incorporated or formed and existing in good standing (to the extent the concept of good standing is applicable) under the laws of Delaware or another State of the United States or under the laws of the United Kingdom, The Kingdom of the Netherlands or another member country of the European Union or under the laws of any other jurisdiction, whose voting shares of each class of capital stock issued and outstanding immediately following such action, and giving effect thereto, shall be beneficially owned by substantially the same Persons, in substantially the same percentages, as was such capital stock or shares of the entity constituting the Weatherford Parent Company immediately prior thereto and, if the Surviving Person is the New Parent, the Surviving Person continues to be owned, directly or indirectly, by substantially all of the Persons who were shareholders of the Weatherford Parent Company immediately prior to such transaction.
(9) “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.
(10) “Weatherford Parent Company” means initially Weatherford Switzerland or, if a Redomestication has occurred subsequent to the date hereof and prior to the event in question or the date of determination, the Surviving Person resulting from such prior Redomestication.
     Section 10.11 Use of Proceeds.
     The Company will not use any of the net proceeds received by it from the issuance and sale of the Notes in a manner that would trigger the application of Circulars of the Swiss Bankers’ Association NR 6746 of 29 June 1993 or otherwise result in tax withholding with respect to amounts payable to Holders under the Securities.

ARTICLE 4
Miscellaneous
     SECTION 4.01. Certain Trustee Matters.
     The recitals contained herein shall be taken as the statements of the Company and the Guarantors, and the Trustee assumes no responsibility for their correctness.
     The Trustee makes no representations as to the validity or sufficiency of this Fourth Supplemental Indenture or the Notes or the proper authorization or the due execution hereof or thereof by the Company.
     SECTION 4.02. Continued Effect.
     Except as expressly supplemented and amended by the Third Supplemental Indenture and this Fourth Supplemental Indenture, the Original Indenture shall continue in full force and effect in accordance with the provisions thereof, and the Original Indenture, as supplemented and amended by the Third Supplemental Indenture, is in all respects hereby ratified and confirmed. This Fourth Supplemental Indenture and all of its provisions shall be deemed a part of the Original Indenture in the manner and to the extent herein and therein provided.
     SECTION 4.03. Governing Law.
     This Fourth Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.
     SECTION 4.04. Counterparts.
     This instrument may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
(Signature Pages Follow)

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed and delivered, all as of the day and year first above written.

WEATHERFORD INTERNATIONAL LTD. a Bermuda exempted company as Issuer
By:	/s/ Joseph C. Henry
	Name:	Joseph C. Henry
	Title:	Vice President, Co-General Counsel and Assistant Secretary

WEATHERFORD INTERNATIONAL LTD. a Swiss joint-stock corporation as Guarantor
By:	/s/ Joseph C. Henry
	Name:	Joseph C. Henry
	Title:	Vice President, Co-General Counsel and Secretary

WEATHERFORD INTERNATIONAL, INC. a Delaware corporation as Guarantor
By:	/s/ Joseph C. Henry
	Name:	Joseph C. Henry
	Title:	Vice President — Legal and Secretary

DEUTSCHE BANK TRUST COMPANY AMERICAS By: Deutsche Bank National Trust Company as Trustee
By:	/s/ Irina Golovashchuk
	Name:	Irina Golovashchuk
	Title:	Assistant Vice President

By:	/s/ David Contino
	Name:	David Contino
	Title:	Vice President

EXHIBIT A-1
Form of 2020 Note
[FORM OF FACE OF NOTE]
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.
UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

A-1-1

WEATHERFORD INTERNATIONAL LTD.
a Bermuda exempted company
5.125% Senior Notes due 2020

Rate of Interest	Maturity Date	Original Issue Date
5.125%	September 15, 2020	September 23, 2010

No. ___	U.S.$_______________
CUSIP No. 94707V AA8
     Weatherford International Ltd., a Bermuda exempted company (herein called the “Company”), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ___________________________ United States Dollars on the maturity date shown above, and to pay interest thereon, at the annual rate of interest shown above, from the original issue date shown above or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, payable semi-annually on March 15 and September 15 of each year (each, an “Interest Payment Date”) and at such maturity date, commencing on the first such date after the original issue date hereof, except that if such original issue date is on or after a Regular Record Date (as defined below) but before the next Interest Payment Date, interest payments will commence on the second Interest Payment Date following the original issue date.
     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Security is registered at the close of business on the “Regular Record Date” for any such Interest Payment Date, which shall be the fourteenth calendar day (whether or not a Business Day) preceding the applicable Interest Payment Date. Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the person in whose name this Security is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders of Securities not less than 14 days prior to such special record date. Payment of the principal of and interest on this Security will be made at the agency of the Company maintained for that purpose in New York, New York and at any other office or agency maintained by the Company for such purpose, in United States dollars; provided, however, that, at the option of the Company, payment of interest, other than interest due on the maturity date shown above, may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register.
     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
(Signature Page Follows)

A-1-2

     IN WITNESS WHEREOF, Weatherford International Ltd., a Bermuda exempted company, has caused this instrument to be executed in its corporate name by the signature of its duly authorized officer.

WEATHERFORD INTERNATIONAL LTD. a Bermuda exempted company
By:
Name:
Title:

     DATED: September 23, 2010
TRUSTEE’S CERTIFICATE OF AUTHENTICATION
     This is one of the 5.125% Senior Notes due 2020 referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, by Deutsche Bank National Trust Company, as Trustee
By:
Authorized Signatory

By:
Authorized Signatory

A-1-3

[REVERSE OF NOTE]
WEATHERFORD INTERNATIONAL LTD.
a Bermuda exempted company
5.125% Senior Notes due 2020
     This Security is one of a duly authorized issue of senior securities of Weatherford International Ltd., a Bermuda exempted company (the “Company”) (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 1, 2003 (the “Original Indenture”) (the Original Indenture, as supplemented and amended by the Third Supplemental Indenture thereto, dated as of February 26, 2009, and the Fourth Supplemental Indenture thereto, dated September 23, 2010, among the Company, Weatherford International Ltd., a Swiss joint-stock corporation (“Weatherford Switzerland”), Weatherford International, Inc., a Delaware corporation (together with Weatherford Switzerland, the “Guarantors”), and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Original Indenture and any supplements and amendments thereto) being collectively referred to as the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement, of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Security is one of the series designated on the face hereof.
     This Security is the general, unsecured, senior obligation of the Company and is guaranteed pursuant to guarantees (the “Guarantees”) by each of the Guarantors on a joint and several basis. The Guarantees are the general, unsecured, senior obligation of the Guarantors.
     The Securities are subject to redemption upon not less than 30 nor more than 60 days’ notice by mail, at any time, as a whole or in part, at the election of the Company at a Redemption Price equal to the greater of: (a) 100% of the principal amount of Securities then outstanding to be redeemed, plus accrued and unpaid interest thereon to the redemption date; or (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities then outstanding to be redeemed (not including any portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis (computed based on a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 35 basis points (0.35%), as calculated by an Independent Investment Banker, plus accrued and unpaid interest thereon to the redemption date; but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.
     “Adjusted Treasury Rate” means, with respect to any redemption date: (a) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining life, as defined below, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month); or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Adjusted Treasury Rate will be calculated on the third business day preceding the redemption date.
     “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

A-1-4

     “Comparable Treasury Price” means (1) the average of five Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if an Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.
     “Independent Investment Banker” means Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC or J.P. Morgan Securities LLC or any of their respective successors, as designated by the Company, or if all such firms are unwilling or unable to serve as such, an independent investment and banking institution of national standing appointed by the Company.
     “Reference Treasury Dealer” means: (a) Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC or J.P. Morgan Securities LLC and each of their respective successors; provided that, if any such Reference Treasury Dealer ceases to be a primary U.S. Government securities dealer in the United States (“Primary Treasury Dealer”), the Company will substitute another Primary Treasury Dealer; and (b) up to one other Primary Treasury Dealer selected by the Company.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker at 3:00 p.m., New York City time, on the third business day preceding such redemption date.
     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Guarantors and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place(s) and rate, and in the coin or currency, herein prescribed.
     This Global Security or portion hereof may not be exchanged for Definitive Securities of this series except in the limited circumstances provided in the Indenture. The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders thereof for any purpose under the Indenture.
     The Securities are issuable only in registered form without coupons in denominations of U.S. $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Guarantors, the Trustee nor any such agent shall be affected by notice to the contrary.

A-1-5

     No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Security, or the Guarantees endorsed thereon, or for any claim based thereon or otherwise in respect thereof, or in any Security or in the Guarantees, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, member, officer, manager or director, as such, past, present or future, of the Company or the Guarantors or of any successor Person, either directly or through the Company or the Guarantors or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Securities and the execution of the Indenture.
     The Indenture provides that the Company and the Guarantors (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations described in the Indenture), or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company or a Guarantor deposits, in trust, with the Trustee money or U.S. Government Obligations (or a combination thereof) which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest on the Securities, but such money need not be segregated from other funds except to the extent required by law.
     As more fully provided in the Indenture, no Holder may pursue any remedy under the Indenture unless the Trustee shall have failed to act after notice of an Event of Default and written request by Holders of at least 25% in principal amount of a series of the Securities and the offer to the Trustee of indemnity satisfactory to it; however, such provision does not affect the right to sue for enforcement of any overdue payment on any Security.
     Except as otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
     Customary abbreviations may be used in the name of a Holder or any assignee, such as: TEN COM ( = tenants in common), TEN ENT ( = tenants by the entireties), JT TEN ( = joint tenants with right of survivorship and not as tenants in common), CUST ( = Custodian) and U/G/M/A ( = Uniform Gifts to Minors Act).
     The Company will furnish to any holder of record of this Security, upon written request, without charge, a copy of the Indenture. Requests may be made to: Weatherford International Ltd., 515 Post Oak Blvd., Suite 600, Houston, Texas 77027, Attention: Corporate Secretary.
     This Security shall be governed by and construed in accordance with the laws of the State of New York without regard to any principles of conflicts of law thereof that would result in the application of the laws of any other jurisdiction.

A-1-6

ASSIGNMENT FORM
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please Print or Typewrite Name and Address of Assignee)
the within instrument of WEATHERFORD INTERNATIONAL LTD., a Bermuda exempted company, and does hereby irrevocably constitute and appoint

Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or Other Identifying Number of Assignee:

Dated:
(Signature)
Signature
Guarantee:
(Participant in a Recognized Signature
Guaranty Medallion Program)
     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

A-1-7

OPTION OF HOLDER TO ELECT PURCHASE
     If you want to elect to have this Security purchased by the Company pursuant to Section 10.10 or 11.6 of the Indenture, check the appropriate box below:

☐ Section 10.10	☐ Section 11.6
     If you want to elect to have only part of the Security purchased by the Company pursuant to Section 10.10 or Section 11.6 of the Indenture, state the amount you elect to have purchased:
$________________________________________________
Date:
Your Signature: ____________________________________
(Sign exactly as your name appears on the face of this Security)
Tax Identification No.:
Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

A-1-8

SCHEDULE OF INCREASES OR DECREASES
IN GLOBAL SECURITY
     The following increases or decreases in this Global Security have been made:

	Amount of		Principal Amount of
	Decrease in	Amount of Increase	this Global Security	Signature of
	Principal	in Principal Amount	following such	authorized signatory
	Amount of this	of this	decrease	of Trustee or
Date of Exchange	Global Security	Global Security	(or increase)	Depositary

A-1-9

EXHIBIT A-2
Form of 2040 Note
[FORM OF FACE OF NOTE]
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.
UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

A-2-1

WEATHERFORD INTERNATIONAL LTD.
a Bermuda exempted company
6.750% Senior Notes due 2040

Rate of Interest	Maturity Date	Original Issue Date
6.750%	September 15, 2040	September 23, 2010

No. ___	U.S.$_______________
CUSIP No. 94707V AB6
     Weatherford International Ltd., a Bermuda exempted company (herein called the “Company”), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ______________________________ United States Dollars on the maturity date shown above, and to pay interest thereon, at the annual rate of interest shown above, from the original issue date shown above or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, payable semi-annually on March 15 and September 15 of each year (each, an “Interest Payment Date”) and at such maturity date, commencing on the first such date after the original issue date hereof, except that if such original issue date is on or after a Regular Record Date (as defined below) but before the next Interest Payment Date, interest payments will commence on the second Interest Payment Date following the original issue date.
     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Security is registered at the close of business on the “Regular Record Date” for any such Interest Payment Date, which shall be the fourteenth calendar day (whether or not a Business Day) preceding the applicable Interest Payment Date. Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the person in whose name this Security is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders of Securities not less than 14 days prior to such special record date. Payment of the principal of and interest on this Security will be made at the agency of the Company maintained for that purpose in New York, New York and at any other office or agency maintained by the Company for such purpose, in United States dollars; provided, however, that, at the option of the Company, payment of interest, other than interest due on the maturity date shown above, may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register.
     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
(Signature Page Follows)

A-2-2

     IN WITNESS WHEREOF, Weatherford International Ltd., a Bermuda exempted company, has caused this instrument to be executed in its corporate name by the signature of its duly authorized officer.

WEATHERFORD INTERNATIONAL LTD. a Bermuda exempted company
By:
Name:
Title:

     DATED: September 23, 2010
TRUSTEE’S CERTIFICATE OF AUTHENTICATION
     This is one of the 6.750% Senior Notes due 2040 referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, by Deutsche Bank National Trust Company, as Trustee
By:
Authorized Signatory

By:
Authorized Signatory

A-2-3

[REVERSE OF NOTE]
WEATHERFORD INTERNATIONAL LTD.
a Bermuda exempted company
6.750% Senior Notes due 2040
     This Security is one of a duly authorized issue of senior securities of Weatherford International Ltd., a Bermuda exempted company (the “Company”) (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 1, 2003 (the “Original Indenture”) (the Original Indenture, as supplemented and amended by the Third Supplemental Indenture thereto, dated as of February 26, 2009, and the Fourth Supplemental Indenture thereto, dated September 23, 2010, among the Company, Weatherford International Ltd., a Swiss joint-stock corporation (“Weatherford Switzerland”), Weatherford International, Inc., a Delaware corporation (together with Weatherford Switzerland, the “Guarantors”), and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Original Indenture and any supplements and amendments thereto) being collectively referred to as the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement, of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Security is one of the series designated on the face hereof.
     This Security is the general, unsecured, senior obligation of the Company and is guaranteed pursuant to guarantees (the “Guarantees”) by each of the Guarantors on a joint and several basis. The Guarantees are the general, unsecured, senior obligation of the Guarantors.
     The Securities are subject to redemption upon not less than 30 nor more than 60 days’ notice by mail, at any time, as a whole or in part, at the election of the Company at a Redemption Price equal to the greater of: (a) 100% of the principal amount of Securities then outstanding to be redeemed, plus accrued and unpaid interest thereon to the redemption date; or (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities then outstanding to be redeemed (not including any portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis (computed based on a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 45 basis points (0.45%), as calculated by an Independent Investment Banker, plus accrued and unpaid interest thereon to the redemption date; but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.
     “Adjusted Treasury Rate” means, with respect to any redemption date: (a) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining life, as defined below, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month); or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Adjusted Treasury Rate will be calculated on the third business day preceding the redemption date.
     “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

A-2-4

     “Comparable Treasury Price” means (1) the average of five Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if an Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.
     “Independent Investment Banker” means Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC or J.P. Morgan Securities LLC or any of their respective successors, as designated by the Company, or if all such firms are unwilling or unable to serve as such, an independent investment and banking institution of national standing appointed by the Company.
     “Reference Treasury Dealer” means: (a) Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC or J.P. Morgan Securities LLC and each of their respective successors; provided that, if any such Reference Treasury Dealer ceases to be a primary U.S. Government securities dealer in the United States (“Primary Treasury Dealer”), the Company will substitute another Primary Treasury Dealer; and (b) up to one other Primary Treasury Dealer selected by the Company.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker at 3:00 p.m., New York City time, on the third business day preceding such redemption date.
     In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Guarantors and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place(s) and rate, and in the coin or currency, herein prescribed.
     This Global Security or portion hereof may not be exchanged for Definitive Securities of this series except in the limited circumstances provided in the Indenture. The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders thereof for any purpose under the Indenture.
     The Securities are issuable only in registered form without coupons in denominations of U.S. $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Guarantors, the Trustee nor any such agent shall be affected by notice to the contrary.

A-2-5

     No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Security, or the Guarantees endorsed thereon, or for any claim based thereon or otherwise in respect thereof, or in any Security or in the Guarantees, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, member, officer, manager or director, as such, past, present or future, of the Company or the Guarantors or of any successor Person, either directly or through the Company or the Guarantors or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Securities and the execution of the Indenture.
     The Indenture provides that the Company and the Guarantors (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations described in the Indenture), or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company or a Guarantor deposits, in trust, with the Trustee money or U.S. Government Obligations (or a combination thereof) which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest on the Securities, but such money need not be segregated from other funds except to the extent required by law.
     As more fully provided in the Indenture, no Holder may pursue any remedy under the Indenture unless the Trustee shall have failed to act after notice of an Event of Default and written request by Holders of at least 25% in principal amount of a series of the Securities and the offer to the Trustee of indemnity satisfactory to it; however, such provision does not affect the right to sue for enforcement of any overdue payment on any Security.
     Except as otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
     Customary abbreviations may be used in the name of a Holder or any assignee, such as: TEN COM ( = tenants in common), TEN ENT ( = tenants by the entireties), JT TEN ( = joint tenants with right of survivorship and not as tenants in common), CUST ( = Custodian) and U/G/M/A ( = Uniform Gifts to Minors Act).
     The Company will furnish to any holder of record of this Security, upon written request, without charge, a copy of the Indenture. Requests may be made to: Weatherford International Ltd., 515 Post Oak Blvd., Suite 600, Houston, Texas 77027, Attention: Corporate Secretary.
     This Security shall be governed by and construed in accordance with the laws of the State of New York without regard to any principles of conflicts of law thereof that would result in the application of the laws of any other jurisdiction.

A-2-6

ASSIGNMENT FORM
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please Print or Typewrite Name and Address of Assignee)
the within instrument of WEATHERFORD INTERNATIONAL LTD., a Bermuda exempted company, and does hereby irrevocably constitute and appoint

Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Please Insert Social Security or Other Identifying Number of Assignee:

Dated:
(Signature)
Signature
Guarantee:
(Participant in a Recognized Signature
Guaranty Medallion Program)
     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

A-2-7

OPTION OF HOLDER TO ELECT PURCHASE
     If you want to elect to have this Security purchased by the Company pursuant to Section 10.10 or 11.6 of the Indenture, check the appropriate box below:

☐ Section 10.10	☐ Section 11.6
     If you want to elect to have only part of the Security purchased by the Company pursuant to Section 10.10 or Section 11.6 of the Indenture, state the amount you elect to have purchased:
$________________________________________________
Date:
Your Signature: ____________________________________
(Sign exactly as your name appears on the face of this Security)
Tax Identification No.:
Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

A-2-8

SCHEDULE OF INCREASES OR DECREASES
IN GLOBAL SECURITY
     The following increases or decreases in this Global Security have been made:

	Amount of		Principal Amount of
	Decrease in	Amount of Increase	this Global Security	Signature of
	Principal	in Principal Amount	following such	authorized signatory
	Amount of this	of this	decrease	of Trustee or
Date of Exchange	Global Security	Global Security	(or increase)	Depositary

A-2-9

EXHIBIT B
[FORM OF GUARANTEE NOTATION]
     Each Guarantor (which term includes any successor Person in such capacity under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities of this series and all other amounts due and payable under the Indenture and such Securities by the Company.
     The obligations of the Guarantors to the Holders of Securities and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth in Article Fourteen of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantees.

Guarantors: WEATHERFORD INTERNATIONAL LTD. a Swiss joint-stock corporation
By:
Name:
Title:

WEATHERFORD INTERNATIONAL, INC. a Delaware corporation
By:
Name:
Title:

B-1